UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K/A

AMENDMENT NO. 1
TO
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 15, 2019 (January 3, 2019)
______________

Issuer Direct Corporation
(Exact name of registrant as specified in its charter)
______________

Delaware	1-10185	26-1331503
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

500 Perimeter Park, Suite D, Morrisville, North Carolina 27560
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 481-4000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On January 3, 2019, Issuer Direct Corporation, a Delaware corporation (the “Company”) entered into an Asset Purchase Agreement with Onstream Media Corporation, a Florida corporation (the “Seller”), whereby the Company purchased certain assets related primarily to customer accounts, intellectual property, lease deposits and assumed certain existing contractual obligations related primarily to data processing and storage, bandwidth and facility leases relating to the webcasting business of the Seller (the “Acquisition”).

On January 3, 2019, the Company filed a Current Report on Form 8-K regarding the Acquisition and stated that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed within 75 days of the date of the Current Report on Form 8-K, which is 71 days after the date on which the Current Report on Form 8-K was required to be filed. This amended Current Report on Form 8-K contains the required financial statements and pro forma financial information relating to the Acquisition.

Item 9.01.  Financial Statements and Exhibits.

(a)  Audited consolidated financial statements of business acquired.

Audited Statement of Assets Acquired and Liabilities Assumed of the VisualWebcaster Platform of Onstream Media Corporation as of January 3, 2019 are attached hereto as Exhibit 99.1.

Audited Special Purpose Statement of Revenues and Direct Expenses of the VisualWebcaster Platform of Onstream Media Corporation for the year ended September 30, 2018 are attached hereto as Exhibit 99.2.

Pursuant to a letter dated December 10, 2018 from the Securities and Exchange Commission’s Division of Corporation Finance (the “SEC”), the SEC permitted the Company to substitute abbreviated financial statements of the acquired assets and liabilities assumed rather than the full financial statements required by Rule 3-05 of Regulations S-X (“Rule 3-05”) as well as present such abbreviated financial statements based on an allocation of the Company’s purchase price as of the acquisition date in lieu of as of the end of each period required to be provided under Rule 3-05. Additionally, the SEC permitted the Company to omit the abbreviated financial statements for the year ended September 30, 2017 as would have otherwise been required by Rule 3-05.

(c)  Unaudited pro forma financial information.

The unaudited pro forma financial information for the Company after giving effect to the acquisition of the VirtualWebcaster Platform of Onstream Media Corporation and adjustments as described in such pro forma financial information for the year ended December 31, 2018 are attached hereto as Exhibit 99.3.

(d)  Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm related to the Statement of Assets Acquired and Liabilities Assumed of the VisualWebcaster Platform of Onstream Media Corporation.

23.2	Consent of Independent Registered Public Accounting Firm related to the Special Purpose Statement of Revenues and Direct Expenses of the VisualWebcaster Platform of Onstream Media Corporation.

99.1	Audited Statement of Assets Acquired and Liabilities Assumed of the VisualWebcaster Platform of Onstream Media Corporation as of January 3, 2019.

99.2	Audited Special Purpose Statement of Revenues and Direct Expenses of the VisualWebcaster Platform of Onstream Media Corporation for the year ended September 30, 2018.

99.3
Unaudited pro forma financial information for Issuer Direct Corporation after giving effect to the acquisition of the VisualWebcaster Platform of Onstream Media Corporation and adjustments as described in such pro forma financial information for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Issuer Direct Corporation

Date: March 15, 2019	By:	/s/ Brian R. Balbirnie
Brian R. Balbirnie
Chief Executive Officer